Significant Accounting Policies and Recent Accounting Pronouncements (Details Narrative) - USD ($)	6 Months Ended		12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022
Estimated residual scrap rate per lightweight	$ 400		$ 300
Earnings Per Share, Basic	$ 0.88	$ 3.63
Earnings Per Share, Diluted	$ 0.87	$ 3.62
Change in accounting estimate [Member]
Increase in net income	$ 7,982,000
Earnings Per Share, Basic	$ 0.08
Earnings Per Share, Diluted	$ 0.08